Exhibit 10.51

Execution Copy

FOURTH AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT (“Amendment”) is entered into as of November 9, 2011, by and among The Princeton Review, Inc. (“TPR”), Penn Foster, Inc. (“PF”; and together with TPR, collectively, the “Issuer”), the Guarantors party hereto, and the Purchasers party hereto (the “Purchasers”).

RECITALS

A. The Issuer, other Loan Parties signatory thereto, and the Purchasers signatory thereto from time to time are parties to that certain Securities Purchase Agreement, dated as of December 7, 2009, as amended by that certain First Amendment to Securities Purchase Agreement dated as of April 23, 2010, that certain Second Amendment and Joinder to Securities Purchase Agreement dated as of August 6, 2010, and that certain Third Amendment to Securities Purchase Agreement, dated as of March 9, 2011 (the “SPA”).

B. The Issuer has requested that the Purchasers amend the SPA in certain respects and the Purchasers have agreed to amend the SPA, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A. AMENDMENTS

1. Amendment to Section 1.1. Section 1.1 of the SPA is further amended by inserting the following definitions in the appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment to Securities Purchase Agreement, by and among the Issuer, the Guarantors party thereto, and the Purchasers party thereto, dated as of the Fourth Amendment Effective Date.

“Fourth Amendment Effective Date” means November 9, 2011

“Fourth Amendment Related Transactions” shall mean (a) the negotiation, execution and delivery of (i) the Second Amendment to the Senior Credit Agreement, (ii) the Fourth Amendment and (iii) the Fourth Amendment to the Senior Subordinated Note Purchase Agreement and (b) the issuance of the Second Lien Bridge Notes pursuant to the terms of the Fourth Amendment to the Senior Subordinated Note Purchase Agreement.

“Fourth Amendment to Senior Subordinated Note Purchase Agreement” means that certain Fourth Amendment to the Senior Subordinated Note Purchase Agreement, by and among the Issuer, the

Guarantors party thereto, and the Purchasers party thereto, dated as of the Fourth Amendment Effective Date, and providing for, among other things, the issuance of the Second Lien Bridge Notes.

“NLC Settlement” means the Settlement and Mutual Release Agreement, dated as of November 4, 2011, by and among the Borrowers, The National Labor College, and NLC-TPR Services LLC.

“Second Amendment to Senior Credit Agreement” means that certain Second Amendment to the Senior Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among the Issuer, the Senior Credit Agent and the lenders named therein.

“Second Lien Bridge Notes” means the senior secured notes, in an aggregate original principal amount of up to $5,000,000.00, issued by the Issuer in Dollars, to be issued after the Fourth Amendment Effective Date pursuant to the Fourth Amendment to the Senior Subordinated Note Purchase Agreement.

2. Amendment to Section 5.1. Section 5.1 of the SPA is hereby amended by replacing such Section 5.1 in its entirety with the following:

Section 5.1. Maximum Consolidated Total Leverage Ratio. From and after the later to occur of (i) the Financial Covenant Triggering Date and (ii) January 1, 2013, TPR shall not have, on the last day of each Fiscal Quarter, a Consolidated Total Leverage Ratio of greater than 6.00 to 1.00.

3. Amendment to Article 7. Article 7 is hereby amended by adding a new Section 7.16 at the end thereof as follows:

Within ten (10) days of the Fourth Amendment Effective Date, Test Services, Inc. will merge with and into TPR with TPR being the surviving entity

4. Amendment to Section 8.2. Section 8.2 of the SPA is hereby amended by replacing clause (a) in its entirety with the following:

(a) Liens created pursuant to any Senior Credit Document or any Senior Subordinated Document;

5. Amendment to Section 8.3. Section 8.3 of the SPA is hereby amended by replacing clause (e) in its entirety with the following:

(e) as long as no Default is continuing or would result therefrom, any Sale of property by, any Group Member for fair market value payable in cash upon such sale; provided, however, that the aggregate consideration received during any Fiscal Year for all such Sales shall not exceed $110,000.

6. Amendment to Section 8.4. Section 8.4 of the SPA is hereby amended by replacing clause (c) in its entirety with the following:

(c) Intentionally Omitted.

7. Amendment to Section 8.7. Section 8.7 of the SPA is hereby amended by replacing such section in its entirety with the following:

Section 8.7. Fundamental Changes. No Group Member shall (a) merge, consolidate or amalgamate with any Person, (b) acquire all or substantially all of the Stock or Stock Equivalents of any Person or (c) acquire any brand or all or substantially all of the assets of any Person or all or substantially all of the assets constituting any line of business, division, branch, operating division or other unit operation of any Person, in each case except for the following: (x) the merger, consolidation or amalgamation of any Subsidiary of the Issuer into any Loan Party and (y) the merger, consolidation or amalgamation of any Group Member for the sole purpose, and with the sole material effect, of changing its State of organization within the United States; provided, however, that (A) in the case of any merger, consolidation or amalgamation involving the Issuer, the Issuer shall be the surviving Person and (B) in the case of any merger, consolidation or amalgamation involving any other Loan Party, a Loan Party shall be the surviving corporation.

B. CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Purchasers hereunder, it is understood and agreed that this Amendment shall not become effective, and the Issuer shall have no rights under this Amendment, until the Purchasers shall have received each of the following:

(a) duly executed signature pages to this Amendment from the Required Purchasers, the Issuer, and each Loan Party;

(b) a fully executed copy of the Second Amendment to the Senior Credit Agreement and the Fourth Amendment to the Senior Subordinated Note Purchase Agreement, in each case which shall be in full force and effect on the date hereof and shall be in form and substance reasonably satisfactory to the Required Purchasers;

(c) [reserved];

(d) a fully executed copy of an amendment to the Senior Subordinated Subordination Agreement, in form and substance satisfactory to the Required Purchasers;

(e) duly executed copy of the NLC Settlement, in form and substance satisfactory to the Required Purchasers;

(f) [reserved]; and

(g) payment in full in cash of all reasonable and documented out-of-pocket fees and expenses of the Purchasers owing as of the date hereof, including all reasonable fees and expenses of counsel to the Purchasers.

C. REPRESENTATIONS

Each Loan Party hereby represents and warrants to the Purchasers that:

1. The execution, delivery and performance by such Loan Party of this Amendment (a) are within such Loan Party’s corporate or similar powers and, at the time of execution hereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of holders of its Securities); (b) do not (i) contravene such Loan Party’s Constituent Documents, (ii) violate any applicable material Requirement of Law, (iii) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of any Loan Party or any of its Subsidiaries (including other Related Documents or Loan Documents) other than those that would not, in the aggregate, have a Material Adverse Effect and are not created or caused by, or constitute a conflict, breach, default or termination or acceleration event under, any Loan Document or (iv) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of its Subsidiaries; and (c) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person, other than (i) with respect to the Loan Documents, the filings required to perfect the Liens created by the Loan Documents, (ii) those listed on Schedule 1 hereto and that have been, or will be prior to the Fourth Amendment Effective Date, obtained or made, copies of which have been, or will be prior to the Fourth Amendment Effective Date, delivered to the Purchasers, and each of which on the Fourth Amendment Effective Date will be in full force and effect and (iii) those that, if not obtained, would not, in the aggregate, have a Material Adverse Effect.

2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

3. Both before and after giving effect to this Amendment and the Fourth Amendment Related Transactions, no Default or Event of Default has occurred and is continuing as of the date hereof.

D. OTHER AGREEMENTS

1. Continuing Effectiveness of Loan Documents. As amended hereby, all terms of the SPA and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties party thereto. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the SPA, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the SPA as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the SPA as modified and amended hereby.

2. Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Issuer of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the SPA as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Issuer to the Purchasers or any other obligation of the Issuer, or any actions now or hereafter taken by the Purchasers with respect to any obligation of the Issuer, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

3. [reserved]

4. Effect of Agreement. Except as set forth expressly herein, all terms of the SPA, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Issuer to the Purchasers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchasers under the SPA, nor constitute a waiver of any provision of the SPA. This Amendment shall constitute a Loan Document for all purposes of the SPA.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the SPA and the other Loan Documents or an accord and satisfaction in regard thereto.

7. Costs and Expenses. The Issuer agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented out-of-pocket costs expenses of outside counsel for the Purchasers with respect thereto.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission, Electronic Transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart hereof.

9. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns

10. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11. Release. Each Loan Party hereby releases, acquits, and forever discharges each of the Purchasers, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Purchasers, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Purchaser may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Purchasers existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the SPA or the other of the Loan Documents, other than claims, liabilities or obligations caused by any Purchaser’s own gross negligence or willful misconduct. The provisions of this paragraph shall be binding upon each Loan Party and shall inure to the benefit of the Purchasers and their respective heirs, executors, administrators, successors and assigns

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

ISSUER:

THE PRINCETON REVIEW, INC.
AS ISSUER

By:	/s/ Christian Kasper
Name: Christian Kasper
Title: Chief Financial Officer

PENN FOSTER, INC.
AS ISSUER

By:	/s/ Christian Kasper
Name: Christian Kasper
Title: Vice President and Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

OTHER LOAN PARTIES:

PRINCETON REVIEW OPERATIONS, L.L.C.
AS GUARANTOR

By:	/s/ Christian Kasper
Name: Christian Kasper
Title: Vice President and Treasurer

TEST SERVICES, INC.
AS GUARANTOR

By:	/s/ Christian Kasper
Name: Christian Kasper
Title: Vice President and Treasurer

THE PRINCETON REVIEW OF ORANGE COUNTY, LLC
AS GUARANTOR

By:	/s/ Christian Kasper
Name: Christian Kasper
Title: Vice President and Treasurer

PENN FOSTER EDUCATION GROUP, INC.
AS GUARANTOR

By:	/s/ Christian Kasper
Name: Christian Kasper
Title: Vice President and Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

PURCHASERS:

SANKATY CREDIT OPPORTUNITIES IV, L.P., as a PURCHASER

By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Authorized Signatory

SANKATY CREDIT OPPORTUNITIES II, L.P.,
as a PURCHASER

By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Authorized Signatory

SANKATY CREDIT OPPORTUNITIES III, L.P.,
as a PURCHASER

By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Authorized Signatory

SANKATY CREDIT OPPORTUNITIES (OFFSHORE MASTER) IV, L.P., as a PURCHASER

By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

FALCON STRATEGIC PARTNERS III, LP, as a PURCHASER

By: Falcon Strategic Investments III, LP, its general partner

By: Falcon Strategic Investments GP III, LLC, its general partner

By:	/s/ John S. Schnabel
Name: John S. Schnabel
Title: Director

FALCON MEZZANINE PARTNERS II, LP, as a PURCHASER

By: Falcon Mezzanine Investments II, LLC, its general partner

By:	/s/ John S. Schnabel
Name: John S. Schnabel
Title: Vice President

FMP II CO-INVESTMENT, LLC, as a PURCHASER

By:	/s/ John S. Schnabel
Name: John S. Schnabel
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT]